Exhibit 99.1

Maxar Technologies Provides Update on Status of Regulatory Approvals of Proposed Acquisition by Advent International

Proposed Acquisition on Track to Close in Late April or Early May of 2023

WESTMINSTER, CO – Apr. 14, 2023 – Maxar Technologies (NYSE:MAXR) (TSX:MAXR) (“Maxar” or the “Company”), provider of comprehensive space solutions and secure, precise, geospatial intelligence, today announced that it has received the majority of the regulatory consents required for the Company’s previously announced transaction to be acquired by Advent International (“Advent”), one of the largest and most experienced global private equity investors. Advent has agreed, pursuant to a definitive merger agreement, dated December 15, 2022 (the “Merger Agreement”), to acquire all outstanding shares of Maxar common stock for $53.00 per share in cash.

The transaction also remains subject to the satisfaction of other customary closing conditions, including approval by Maxar stockholders and the receipt of approvals from certain other authorities. Both Institutional Shareholder Services Inc. and Glass, Lewis & Co., LLC, leading proxy advisory firms, have recommended that stockholders vote for the proposal to approve the proposed acquisition. A special meeting of Maxar’s stockholders to approve the Merger Agreement will be held virtually at www.virtualshareholdermeeting.com/MAXR2023SM at 11 a.m. Mountain Time on April 19, 2023.

Maxar and Advent currently anticipate that the proposed transaction will close in late April or early May of 2023, subject to satisfaction or waiver of all other closing conditions, including receipt of outstanding regulatory approvals.

About Maxar

Maxar Technologies (NYSE:MAXR) (TSX:MAXR) is a provider of comprehensive space solutions and secure, precise, geospatial intelligence. We deliver disruptive value to government and commercial customers to help them monitor, understand and navigate our changing planet; deliver global broadband communications; and explore and advance the use of space. Our unique approach combines decades of deep mission understanding and a proven commercial and defense foundation to deploy solutions and deliver insights with unrivaled speed, scale and cost effectiveness. Maxar’s 4,400 team members in over 20 global locations are inspired to harness the potential of space to help our customers create a better world. For more information, visit www.maxar.com.

About Advent International

Founded in 1984 and based in Boston, MA, Advent International is one of the largest and most experienced global private equity investors. The firm has invested in over 405 private equity investments across 42 countries, and as of September 30, 2022, had $89 billion in assets under management. With 15 offices in 12 countries, Advent has established a globally integrated team of over 285 private equity investment professionals across North America, Europe, Latin America and Asia. The firm focuses on investments in five core sectors, including business and financial services; health care; industrial; retail, consumer and leisure; and technology. This includes investments in defense, security and cybersecurity as well as critical national infrastructure.

For over 35 years, Advent has been dedicated to international investing and remains committed to partnering with management teams to deliver sustained revenue and earnings growth for its portfolio companies.

For more information, visit

Website: www.adventinternational.com

LinkedIn: www.linkedin.com/company/advent-international

Additional Information and Where to Find It

This communication relates to the proposed transaction involving Maxar. In connection with the proposed transaction, Maxar filed a proxy statement on Schedule 14A (the “Definitive Proxy Statement”) on March 16, 2023 with the U.S. Securities and Exchange Commission (the “SEC”). On or about March 16, 2023, Maxar commenced mailing the Definitive Proxy Statement and a proxy card to each stockholder entitled to vote at the special meeting relating to the proposed transaction. This communication is not a substitute for the Definitive Proxy Statement or any other document that Maxar has filed or may file with the SEC or send to its stockholders in connection with the proposed transaction. BEFORE MAKING ANY VOTING DECISION, STOCKHOLDERS OF MAXAR ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND ALL OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain the documents (when available) free of charge at the SEC’s website, www.sec.gov, or by visiting Maxar’s investor relations website, https://investor.maxar.com/overview/default.aspx.

Participants in the Solicitation

Maxar and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the holders of Maxar’s common stock in respect of the proposed transaction. Information about the directors and executive officers of Maxar and their ownership of Maxar’s common stock is set forth in the definitive proxy statement for Maxar’s 2022 Annual Meeting of Stockholders, which was filed with the SEC on March 31, 2022, or its Annual Report on Form 10-K for the year ended December 31, 2022, and in other documents filed by Maxar with the SEC. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the Definitive Proxy Statement and will be included in other relevant materials to be filed with the SEC in respect of the proposed transaction when they become available. Free copies of the Definitive Proxy Statement and such other materials may be obtained as described in the preceding paragraph.

Forward-Looking Statements

This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. Statements concerning general economic conditions, our financial condition, including our anticipated revenues, earnings, cash flows or other aspects of our operations or operating results, and our expectations or beliefs concerning future events; and any statements using words such as “believe,” “expect,” “anticipate,” “plan,” “intend,” “foresee,” “should,” “would,” “could,” “may,” “estimate,” “outlook” or similar expressions, including the negative thereof, are forward-looking statements that involve certain factors, risks and uncertainties that could cause Maxar’s actual results to differ materially from those anticipated. Such factors, risks and uncertainties include: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement between the parties to the proposed transaction; (2) the failure to obtain approval of the proposed transaction from Maxar’s stockholders; (3) the failure to obtain certain required regulatory approvals or the failure to satisfy any of the other closing conditions to the completion of the proposed transaction within the expected timeframes or at all; (4) risks related to disruption of management’s attention from Maxar’s ongoing business operations due to the proposed transaction; (5) the effect of the announcement of the proposed transaction on the ability of Maxar to retain and hire key personnel and maintain relationships with its customers, suppliers and others with whom it does business, or on its operating results and business generally; (6) the ability of Maxar to meet expectations regarding the timing and completion of the transaction; (7) the impacts resulting from the conflict in Ukraine or related geopolitical tensions; (8) the impacts of the global COVID-19 pandemic or any other pandemics, epidemics or infectious disease outbreaks; (9) Maxar’s ability to generate a sustainable order rate for the satellite and space manufacturing operations and develop new technologies to meet the needs of its customers or potential new customers; (10) the impacts of any changes to the policies, priorities, regulations, mandates and funding levels of governmental entities; (11) the impacts if Maxar’s programs fail to meet contractual requirements or its products contain defects or fail to operate in the expected manner; (12) any significant disruption in or unauthorized access to Maxar’s computer systems or those of third parties that it utilizes in its operations, including those relating to cybersecurity or arising from cyber-attacks, and security threats could result in a loss or degradation of service, unauthorized disclosure of data, or theft or tampering of intellectual property; (13) satellites are subject to construction and launch delays, launch failures, damage or destruction during launch; (14) if Maxar satellites fail to operate as intended; (15) the impacts of any loss of, or damage to, a satellite and any failure to obtain data or alternate sources of data for Maxar’s products; (16) any interruption or failure of Maxar’s infrastructure or national infrastructure; (17) Maxar’s business with various governmental entities is concentrated in a small number of primary contracts; (18) Maxar operates in highly competitive industries and in various jurisdictions across the world; (19) uncertain global macro-economic and political conditions; (20) Maxar is a party to legal proceedings, investigations and other claims or disputes, which are costly to defend and, if determined adversely to it, could require it to pay fines or damages, undertake remedial measures or prevent it from taking certain actions; (21) Maxar’s ability to attract, train and retain employees; (22) any disruptions in U.S. government operations and funding; (23) any changes in U.S. government policy regarding use of commercial data or space infrastructure providers, or material delay or cancellation of certain U.S. government programs; (24) Maxar’s business involves significant risks and uncertainties that may not be covered by insurance; (25) Maxar often relies on a single vendor or a limited number of vendors to provide certain key products or services; (26) any disruptions in the supply of key raw materials or components and any difficulties in the supplier qualification process, as well as any increases in prices of raw materials; (27) any changes in Maxar’s accounting estimates and assumptions; (28) Maxar may be required to recognize impairment charges; (29) Maxar’s business is capital intensive, and it may not be able to raise adequate capital to finance its business strategies, including funding future satellites, or to refinance or renew its debt financing arrangements, or it may be able to do so only on terms that significantly restrict its ability to operate its business; (30) Maxar’s ability to obtain additional debt or equity financing or government grants to finance operating working capital requirements and growth initiatives may be limited or difficult to obtain; (31) Maxar’s indebtedness and other contractual obligations; (32) Maxar’s current financing arrangements contain certain restrictive covenants that impact its future operating and financial flexibility; (33) Maxar’s actual operating results may differ significantly from its guidance; (34) Maxar could be adversely impacted by actions of activist stockholders; (35) the price of Maxar’s common stock has been volatile and may fluctuate substantially; (36) Maxar’s operations in the U.S. government market are subject to significant regulatory risk; (37) failure to comply with the requirements of the National Industrial Security Program Operating Manual could result in interruption, delay or suspension of Maxar’s ability to provide its products and services, and could result in loss of current and future business with the U.S. government; (38) Maxar’s business is subject to various regulatory risks; (39) any changes in tax law, in Maxar’s tax rates or in exposure to additional income tax liabilities or assessments; (40) Maxar’s ability to use its U.S. federal and state net operating loss carryforwards and certain other tax attributes may be limited; (41) Maxar’s operations are subject to governmental law and regulations relating to environmental matters, which may expose it to significant costs and liabilities; and (42) the other risks listed from time to time in Maxar’s filings with the SEC.

For additional information concerning factors that could cause actual results and events to differ materially from those projected herein, please refer to Maxar’s Annual Report on Form 10-K for the year ended December 31, 2022 and to other documents filed by Maxar with the SEC, including recent Current Reports on Form 8-K and Quarterly Reports on Form 10-Q. Maxar is providing the information in this communication as of this date and assumes no obligation to update or revise the forward-looking statements in this communication because of new information, future events, or otherwise.

Contact:

For Maxar:

Investor Relations

Jonny Bell

(303) 684-5543

jonny.bell@maxar.com

Media Relations

Fernando Vivanco

(720) 877-5220

fernando.vivanco@maxar.com

OR

Scott Bisang / Eric Brielmann / Jack Kelleher

Joele Frank, Wilkinson Brimmer Katcher

(212) 355-4449

dgi-jf@joelefrank.com